SCHEDULE 14C
Information Statement Pursuant to
Section 14(c) of the Securities Exchange Act of 1934

 Check the appropriate box:

☒	Preliminary Information Statement	☐	Confidential, for Use of the Commission
☐	Definitive Information Statement		Only (as permitted by Rule 14c-5(d)(2))

CHINA YCT INTERNATIONAL GROUP, INC.
(Name of Registrant as Specified in its Charter)

Payment of filing fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

(1)	Title of each class of securities to which transaction applies: Not applicable.

(2)	Aggregate number of shares to which transaction applies: Not applicable.

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: Not applicable.

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing fee for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount previously paid: Not applicable.

(2)	Form, Schedule or Registration Statement No.: Not applicable.

(3)	Filing Party: Not applicable.

(4)	Date Filed: Not applicable.

We Are Not Asking You for a Proxy and You are Requested Not To Send Us a Proxy

CHINA YCT INTERNATIONAL GROUP, INC.
Shandong Spring Pharmaceutical Co., Ltd Economic Development Zone.
Gucheng Road Sishui County Shandong Province PR China, 273200

NOTICE OF ACTION BY
WRITTEN CONSENT OF STOCKHOLDERS

WE ARE NOT ASKING YOU FOR A PROXY
AND YOU ARE REQUESTED NOT TO SEND US A PROXY

To our Stockholders:

We are writing to advise you that our Board of Directors and shareholders holding a majority of our outstanding voting common stock have authorized the attached Certificate of Amendment of the Certificate of Incorporation of China YCT International Group, Inc. (the “Company”), as amended, to increase the number of the Company’s authorized shares of common stock to 500,000,000 shares of common stock, par value $0.0001 per share (the “Common Stock”).

These actions were approved by written consent on December 19, 2011 by our Board of Directors and a majority of our shareholders in accordance with Section 141 and Section 228 of the Delaware General Corporation Law.  Our directors and majority of shareholders owning 84% of our outstanding Common Stock, as of the record date of December 19, 2011, have approved this amendment after carefully considering it and concluding that approving the amendment was in the best interests of our Company and our shareholders.

WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY. THIS IS NOT A NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER WHICH WILL BE DESCRIBED HEREIN.

No action is required by you. Pursuant to Rule 14(c)-2 under the Securities Exchange Act of 1934, as amended, the proposals will not be adopted until a date at least twenty (20) days after the date of this Information Statement has been mailed to our shareholders.  This Information Statement is first mailed to you on or about January __, 2012.

The above described action will not become effective until at least 20 days after this Information Statement has been mailed to the stockholders on record as of December 19, 2011.

By order of the Board of Directors:

/s/ Yan Tinghe
Yan Tinghe
Chief Executive Officer

January ___, 2012

CHINA YCT INTERNATIONAL GROUP, INC.
Shandong Spring Pharmaceutical Co., Ltd Economic Development Zone.
Gucheng Road Sishui County Shandong Province PR China, 273200

INFORMATION STATEMENT

GENERAL

This Information Statement is being furnished to the shareholders of China YCT International Group, Inc. (the “Company”) in connection with the proposed amendment to the Certificate of Incorporation of the Company, as amended, to increase the number of the Company’s authorized shares of common stock to 500,000,000 shares of common stock (the “Common Stock”), par value $0.0001 per share (the “Authorized Stock Increase” or the “Amendment”). This Information Statement has been prepared by our management.

"We," "us," "our," the “Registrant” and the "Company" refers to China YCT International Group, Inc., a Delaware corporation.  The amendment to the Company’s Certificate of Incorporation, as amended, is sometimes referred to as the “Amendment”.

NOTICE OF ACTION TO BE TAKEN PURSUANT TO THE WRITTEN CONSENT OF MAJORITY STOCKHOLDERS

On December 19, 2011, our Board of Directors and the holder of a majority of the Company’s Common Stock approved the amendment to the Company’s Certificate of Incorporation, as amended.  The Amendment was approved by written consent of the shareholders holding approximately 84% of our outstanding Common Stock (the “Majority Shareholders”). Pursuant to the Delaware General Corporation Law, the Amendment is required to be approved by the holders of a majority of our issued and outstanding voting securities. This approval could be obtained either by the written consent of the holders of a majority of our issued and outstanding voting securities, or it could be considered by our shareholders at a special shareholders' meeting convened for the specific purpose of approving the Amendment. The Company’s voting securities consist of Common Stock. Each share of Common Stock is entitled to one vote per share on any matter requiring shareholder vote.  In order to eliminate the costs and management time involved in holding a special meeting, our Board of Directors voted to utilize the written consent of the Majority Shareholders. The elimination of the need for a meeting of shareholders to approve this action is made possible by Section 228 of the Delaware General Corporation Law, as may be amended, which provides that the written consent of the holders of a majority of the outstanding shares of voting capital stock, having no less than the minimum number of votes which would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present.

As of December 19, 2011, there were 73,830,610issued and outstanding shares of our Common Stock.

The date on which this Information Statement was first sent to shareholders is on or about January , 2012 (the “Mailing Date”).  Inasmuch as we will have provided this Information Statement to our shareholders of record as of the record date of December 19, 2011 (“Record Date”) no additional action will be undertaken pursuant to such written consent. Shareholders of record on the Record Date who did not consent to the Amendment are not entitled to dissenter's rights under Delaware law.

The Amendment will be effective twenty (20) days after this Information Statement is first mailed to our shareholders.  No further vote of our shareholders is required.

THE AMENDMENT HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE FAIRNESS OR MERIT OF THE CHARTER AMENDMENT NOR UPON THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED IN THIS INFORMATION STATEMENT ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

PLEASE NOTE THAT THIS IS NEITHER A REQUEST FOR YOUR VOTE NOR A PROXY STATEMENT, BUT RATHER AN INFORMATION STATEMENT DESIGNED TO INFORM YOU OF THE AMENDMENT THAT WILL OCCUR IF THE AMENDMENT IS COMPLETED AND TO PROVIDE YOU WITH INFORMATION ABOUT THE AMENDMENT AND THE BACKGROUND OF THESE TRANSACTIONS.

The entire cost of furnishing this Information Statement will be borne by the Company. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of our voting securities held of record by them and we will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

In accordance with Section 141 and 228 of the Delaware General Corporation Law, the following actions were taken based upon the approval of the Company's Board of Directors and the written consent of the holders of a majority of the shares of the Company’s Common Stock.  On December 19, 2011, our Board of Directors, believing it to be in the best interests of the Company and its shareholders, approved the Amendment.

Effective Time of the Amendment

We intend to file, as soon as practicable on or after the twentieth (20th) day after this Information Statement is sent to our shareholders, a Certificate of Amendment effectuating the Amendment with the Secretary of State of Delaware.  The Certificate of Amendment will become effective at the close of business on the date the Certificate of Amendment is accepted for filing by the Secretary of State of Delaware. It is presently contemplated that such filing will be made approximately twenty (20) days from the date that this Information Statement is sent to our shareholders. A copy of the Form of Certificate of Amendment is attached to this Information Statement as Appendix A and incorporated herein by reference. The text of the Certificate of Amendment is subject to modification to include such changes as may be required by the Secretary of State of Delaware to effectuate the Amendment.

No Appraisal Rights for the Amendment

Under Delaware law, the Company’s shareholders are not entitled to appraisal rights with respect to the Amendment and the Company will not independently provide shareholders with any such right.

PURPOSES AND EFFECTS OF THE CORPORATE ACTION

The Amendment authorizes the increase of the number of the Company’s authorized common stock to 500,000,000 shares of common stock, par value $0.0001 per share (the “Common Stock”) compared to the 100,000,000 shares of Common Stock currently authorized.   Our Board of Directors believes it is in the Company’s best interests and the best interests of our shareholders to increase the number of shares of our authorized Common Stock to allow for the issuance of shares of our Common Stock or other securities in connection with such potential issuances for capital raising and such other purposes as our Board of Directors determines.

The Company entered into a Purchase Agreement with L.Y. Research Corporation on February 24 2011, as amended as of August 15, 2011 and October 21, 2011, which provided, in part, for the transfer by an affiliate of LY Research Corporation to the Company of US patent No. 6,475,531 B1, titled “Safe Botanical Drug for Treatment and Prevention of Influenza and Increasing Immune Function” , in consideration for the issuance of shares of common stock of the Company, as reported on our report on Form 8-K and filed with the Securities Exchange Commission on March 3, 2011. We delivered 44,254,952 shares of common stock pursuant to the Purchase Agreement, which constituted 60% of the then issued and outstanding shares of common stock of the Company, to L.Y. Holding Limited, the designee of L.Y. Research Corporation, on March 11, 2011. The Company is obligated to (1) issue and deliver 11,063,968 shares of its common stock to LY Research or its designee, upon the quotation of the Company’s common stock on the OTCBB or the OTCQB; and (2) issue and deliver an additional 20,546,711 of its common stock to LY Research Corporation or its designee upon the receipt by the Company of a minimum of $20,000,000 in gross proceeds from a debt or equity financing, or a series of debt and/or equity financings, or upon the listing of its common stock on NASDAQ or a major stock exchange outside of the United States.   Should all of the Shares be issued  under the Purchase Agreement,  the Company will be required to have 105,441,289 shares issued and outstanding.

 The increase in the authorized number of shares of our Common Stock will permit our Board of Directors to issue additional shares of our Common Stock, including but not limited to, LY Research Corporation or its designees and to investors in an offering of Common Stock, of which there can be no assurance, without further approval of our shareholders. Our Board of Directors does not intend to seek shareholder approval prior to any issuance of the authorized capital stock unless shareholder approval is required by applicable law or stock market or exchange requirements

We do not currently have in place provisions which may have an anti-takeover effect.   The increase in the authorized number of shares of our Common Stock did not result from our knowledge of any specific effort to accumulate our securities or to obtain control of us by means of a merger, tender offer, proxy solicitation in opposition to management or otherwise, and we did not take such action to increase the authorized shares of our Common Stock to enable us to frustrate any efforts by another party to acquire a controlling interest or to seek representation on our Board of Directors.

The issuance of additional shares of our Common Stock may have a dilutive effect on earnings per share and on the equity and voting power of existing security holders of our Common Stock, and such issuance may not require shareholder approval.  It may also adversely affect the market price of our capital stock.  However, if additional shares are issued in transactions whereby favorable business opportunities are provided which allow us to pursue our business plans, the market price of our Common Stock may increase.

DESCRIPTION OF SECURITIES

Description of Common Stock

Number of Authorized and Outstanding Shares.  We are authorized to issue 100,000,000 shares of Common Stock, of which 73,830,610 shares were outstanding on December 19, 2011.  All of the outstanding shares of Common Stock are fully paid and non-assessable.

Voting Rights.  Holders of shares of Common Stock are entitled to one vote for each share held of record on all matters to be voted on by the shareholders.  Accordingly, the holders of in excess of 50% of the aggregate number of shares of Common Stock outstanding can elect all of the directors of the Company and approve or disapprove any other matter submitted to a vote of all shareholders. The holders of our Common Stock are entitled to receive ratably such dividends, if any, as may be declared by the Board of Directors out of funds legally available. We have not paid any dividends since our inception, and we presently anticipate that all earnings, if any, will be retained for development of our business. Any future disposition of dividends will be at the discretion of our Board of Directors and will depend upon, among other things, our future earnings, operating and financial condition, capital requirements, and other factors.

Other.  Holders of Common Stock have no cumulative voting rights.  Holders of Common Stock have no preemptive rights to purchase the Company's Common Stock.  There are no conversion rights or redemption or sinking fund provisions with respect to the Common Stock.

Transfer Agent.  Shares of Common Stock are registered at the transfer agent and are transferable at such office by the registered holder (or duly authorized attorney) upon surrender of the Common Stock certificate, properly endorsed.  No transfer shall be registered unless the Company is satisfied that such transfer will not result in a violation of any applicable federal or state security laws.  The Company’s transfer agent for its Common Stock is Interwest Transfer Co., Inc., 1981 Murray Holladay Rd, Ste 100, Salt Lake City, UT 84117.

Description of Preferred Stock

The Company’s Certificate of Incorporation, as amended, authorizes the issuance of 5,000,000 shares of blank check preferred stock, par value $.0001 per share,  from time to time in one or more series.  The Board of Directors is authorized to determine, prior to issuing any such series of preferred stock and without any vote or action by the shareholders, the rights, preferences, privileges and restrictions of the shares of such series, including dividend rights, voting rights, terms of redemption, the provisions of any purchase, retirement or sinking fund to be provided for the shares of any series, conversion and exchange rights, the preferences upon any distribution of the assets of the Company, including in the event of voluntary or involuntary liquidation, dissolution or winding up of the Company, and the preferences and relative rights among each series of preferred stock. No shares of blank check preferred stock have been issued to date.

12% Preferred Stock. The Company’s Certificate of Incorporation, as amended, authorizes the issuance of 45 shares of 12% Preferred Stock, par value $500 per share, all of which have been issued. The 12% Preferred Stock is entitled to a 12% annual noncumulative dividend. The 12% Preferred Stock is entitled to a preference in liquidation up to the par value of $500 per share. The Company may, upon fifteen days’ notice, redeem any or all of the 12% Preferred Stock by paying the full par value together with any accrued dividend due. The 12% Preferred Stock is entitled to one vote per share at any meeting of the shareholders or in connection with the taking of a written consent. The 12% Preferred Stock is convertible at the option of the holder into 333 shares of the Company’s Common Stock for each share converted.

SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information, as of December 19, 2011 with respect to any person (including any "group", as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") who is known to the Company to be the beneficial owner of more than five percent of any class of the Company's voting securities, and as to those shares of the Company's equity securities beneficially owned by each its directors, the executive officers of the Company and all of its directors and executive officers of the Company and all of its directors and executive officers as a group.  Unless otherwise specified in the table below, such information, other than information with respect to the directors and officers of the Company, is based on a review of statements filed, with the Securities and Exchange commission (the "Commission") pursuant to Sections 13 (d), 13 (f), and 13 (g) of the Exchange Act with respect to the Company's Common Stock.

The table shows the stockholdings of all directors and executive officers of the Company, principal stockholders who own beneficially more than five percent of the Company’s issued and outstanding common stock, and all directors and officers of the Company as a group, based on 73,830,610 shares outstanding as of December 19, 2011.

Name and Address of Beneficial Owner (1)	Position with the Company	Amount and Nature of Beneficial Ownership (2)	Percentage of Class

Yan Tinghe	Chairman, Chief Executive Officer	9,653,689	13.09%

Zhang Jirui	Director	1,427,782	1.94%

Robert J. Fanella	Independent Director	170,450	*

Dr. Bai Junying	Independent Director	12,500	*

Zhang Wengao	Independent Director	12,500	*

L.Y. Holding Limited (2) 22 Sunrise Bay Boulevard, Tuckerton, New Jersey, 08087		44,255,487	60.00%

All officers and directors as a group (5 persons)		11,226,923	15.21%

(1)	Except as otherwise noted, each shareholder’s address is c/o Shandong Spring Pharmaceutical Co., Ltd., Economic Development Zone, Gucheng Road, Sishui County, Shandong Province, P.R. China.
(2)
Mr. Liu Yaguang is the sole shareholder of L.Y. Holding Limited and L.Y. Research Corporation. See “Purpose and Effects of the Corporation Action” on page 2 for a description of the transaction in which L.Y. Holding Limited received these shares.

(3)	Except as otherwise noted, all shares are owned of record and beneficially.
* Indicate less than 0.01%

WHERE YOU CAN FIND ADDITIONAL INFORMATION

The Company files annual, quarterly and current reports, proxy statements and other information with the Securities and Exchange Commission (the “SEC”).  You may read and copy any document the Company files at the SEC’s public reference rooms in Washington, D.C., New York, New York and Chicago, Illinois.  Please call the SEC at 1-800-SEC-0330 for further information on the public reference rooms.  The Company’s SEC filings are also available to the public at the SEC’s website at http://www.sec.gov.

Statements contained in this information statement, or in any document incorporated in this Information Statement by reference regarding the contents of any contract or other document, are not necessarily complete and each such statement is qualified in its entirety by reference to such contract or other document filed as an exhibit with the SEC.

The SEC allows the Company to “incorporate by reference” into this information statement documents it files with the SEC.  This means that the Company can disclose important information to you by referring you to those documents.  The information incorporated by reference is considered to be a part of this information statement. Any statement contained in a document incorporated or deemed to be incorporated by reference into this Information Statement will be deemed to be modified or superseded for purposes of this Information Statement to the extent that a statement contained in this Information Statement or any other subsequently filed document that is deemed to be incorporated by reference into this Information Statement modifies or supersedes the statement. Any statement so modified or superseded will not be deemed, except as so modified or superseded, to constitute a part of this Information Statement.

ANNUAL AND QUARTERLY REPORTS; FINANCIAL STATEMENTS

The Company filed its Amendment to Annual Report for the fiscal year ended March 31, 2011 on Form 10-K/A with the Securities and Exchange Commission on December 19, 2011. The Company filed its Quarterly Report on Form 10-Q for the period ended September 30, 2011 with the Securities and Exchange Commission on November 14, 2011. The Company filed its Amendment to Quarterly Report on Form 10-Q/A for the period ended June 30, 2011 with the Securities and Exchange Commission on September 12, 2011.    Copies of the Annual Report and the Quarterly Reports may be inspected and are available for copying at the offices of the SEC, 450 Fifth Street, N.W., Washington, D.C. 20549 and are available on the SEC's website at www.sec.gov.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for stockholder communications such as this information statement with respect to two (2) or more stockholders sharing the same address by delivering a single information statement addressed to those stockholders.  The Company may deliver a single information statement to multiple stockholders sharing an address unless the Company has received contrary instructions from the affected stockholders.  The Company will undertake to deliver promptly upon written or oral request a separate copy of this information statement to a stockholder at a shared address to which a single copy of this information statement was delivered.  Any such request should be directed to the company if, at any time, you decide you wish to receive a separate copy of all future stockholder communications, or if you are receiving multiple copies of such stockholder communications and wish to receive only one, please notify us of your request at the address or telephone number listed at the beginning of this Information Statement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Information Statement on Schedule 14C to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA YCT INTERNATIONAL GROUP, INC.

Yan Tinghe, Chief Executive Officer,

January , 2012

APPENDIX A

CERTIFICATE OF AMENDMENT
OF THE AMENDED
CERTIFICATE OF INCORPORATION OF
CHINA YCT INTERNATIONAL GROUP, INC.
A Delaware Corporation

Pursuant to Section 242 of the
General Corporation Law of the
State of Delaware

China YCT International Group, Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware does hereby certify:

FIRST: that, by written action of the Board of Directors of the Corporation, a resolution was duly adopted, pursuant to Section 141 of the General Corporation Law of the State of Delaware, setting forth an amendment to the Certificate of Incorporation, as amended, of the Corporation and declaring such amendment to be advisable. The stockholders of the Corporation duly approved said proposed amendment by written consent in accordance with Sections 228 and 242 of the General Corporation Law of the State of Delaware, and written notice of such consent has been given to all stockholders who have not consented in writing to such amendment. The resolution setting forth the amendment is as follows:

RESOLVED, that Clause (a) of Article Four of the Amended Certificate of Incorporation of the Corporation is hereby amended by striking out the Clause (a) of Article Four thereof and by substituting in lieu of said Clause:

a) Authorized Shares.

The total number of shares of stock of each class which the Corporation shall have authority to issue and the par value of each share of each class of stock are as follows:

Class	Par Value	Authorized Shares

Common	$0.0001	500,000,000
Preferred	$0.0001	5,000,000
12% Preferred	$500.00	45

Totals:		505,000,045

SECOND:  The amendment of the Certificate of Incorporation has been duly adopted and the written consent has been given in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

Signed on: _______, 2012

Name: Yan Tinghe Title: Chairman and Chief Executive Officer